UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2009
Artfest International, Inc.
(Exact Name of registrant as specified in charter)

Nevada	000-49676	30- 0177020
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

The Madison Building
15851 Dallas Parkway, Suite 600
Addison, Texas 75001
(Address of Principal Executive Offices, Including Zip Code)

(877) 278-6672
(Registrant's Telephone Number, Including Area Code)

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective December 9, 2009, the Board of Directors appointed Christopher Miner as CFO of Artfest International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artfest International, Inc.

Date:	December 11, 2009	By: /s/ Edward Vakser
Edward Vasker,
Chief Executive Officer